SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006

Featherlite, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-24804	41-1621676
(Commission File Number)	(IRS Employer
Identification No.)
Highway 63 and 9 Cresco, Iowa 52136
(Address of Principal Executive Offices) (Zip Code)

(563) 547-6000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 11, 2006, Featherlite, Inc. (the “Company”) issued a press release announcing that the Company’s shareholders approved and adopted the Agreement and Plan of Merger, dated as of July 26, 2006, by and among the Company, Universal Trailer Holdings Corp. and Dart Acquisition Corp.

A copy of the press release is set forth in Exhibit 99.1 and attached hereto and incorporated in this Current Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements: None.

(b) Pro forma financial information: None.

(c) Exhibits:

99.1	Press release dated October 11, 2006 issued by Featherlite, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEATHERLITE, INC.

Date: October 11, 2006	By:	/s/ Jeffery A. Mason

Chief Financial Officer